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                                                                     EXHIBIT 1.1







                        1,200,000 SHARES OF COMMON STOCK

                             SUNHAWK.COM CORPORATION

                             UNDERWRITING AGREEMENT



                                                              New York, New York
                                                                 August __, 1999




COLEMAN AND COMPANY SECURITIES, INC.
As Representative of the Several Underwriters named in Schedule I hereto
575 Lexington Avenue, 14th Floor
New York, New York 10022


Ladies and Gentlemen:

                  Sunhawk.com Corporation, a Delaware corporation (the "Company"), hereby confirms its agreement with Coleman and Company Securities, Inc. ("Coleman"), and each of the underwriters named in Schedule I hereto (collectively the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Coleman is acting as the Representative (in such capacity Coleman shall hereinafter be referred to as the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company's common stock, $.0001 par value per share ("Common Stock"), set forth in Schedule I hereto (the "Offering"). Such shares are hereinafter referred to as the "Firm Securities." Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also issue and sell to the Underwriters, acting severally and not jointly, up to an additional 180,000 shares of Common Stock for the purpose of covering over-allotments, if any. Such additional shares of Common Stock are hereinafter referred to as the "Option Securities." The Firm Securities and Option Securities, if purchased, are hereinafter referred to as the "Underwritten Securities."

                  The Company also proposes to sell to the Representative for nominal consideration, warrants (the "Warrants") pursuant to a warrant agreement (the "Warrant Agreement") for the purchase, during a period commencing one year after the date hereof and



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expiring on the fifth anniversary of the date hereof, of 120,000 shares of
Common Stock, subject to adjustment as provided in the Warrant Agreement (the "Warrant Shares"), at an initial exercise price of $_______ per share, subject to adjustment as provided in the Warrant Agreement. The Underwritten Securities, the Warrants and the Warrant Shares (collectively, the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

         1. Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters as of the date hereof, and as of the Closing Date (as defined in Section 2(c) hereof) and the Option Closing Date (as defined in Section 2(b) hereof), if any, as follows:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (File No. 333-80849), including the related preliminary prospectus dated June 17, 1999 and any subsequent preliminary prospectus subject to completion ("Preliminary Prospectus"), for the registration of the Securities, under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Securities Act, and the rules and regulations (the "Regulations") of the Commission under the Securities Act. The Company has complied with the conditions for the use of Form SB-2. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Representative shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) of the Regulations for the purpose of registering certain additional securities, which registration shall be effective upon filing with the Commission. For purposes hereof, the "Rule 462 Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) of the Regulations including the Registration Statement and any prospectus incorporated therein at the time such Registration Statement becomes effective. For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                  (b) Neither the Commission nor, to the Company's knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement has been instituted or are pending or, to the best of the Company's knowledge, threatened. Each of any Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof contained all statements required to be stated therein and complied in all material respects with





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the requirements of the Securities Act and the Rules and Regulations, and none of any Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in strict conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in any Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto (the "Underwriters' Information"). The Company acknowledges that the Underwriters' Information shall include only such written information that is contained under the caption "Underwriting."

                  (c) When the Registration Statement or any amendment thereto becomes effective and through the last to occur of the Closing Date, Option Closing Date, if any, or the last date the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements required to be stated therein, and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations. Neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in strict conformity with the Underwriters' Information.

                  (d) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Securities Act or the Commission has received payment of such filing fee.

                  (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has no subsidiaries. Except as set forth in the Prospectus, the Company does not, directly or indirectly, own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect on the condition, financial or otherwise, earnings, stockholders' equity, value, operations, business, prospects or results of operations of the Company (a "Material Adverse Effect.")

                  (f) The Company has all requisite corporate power and authority and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits (collectively, the "Approvals") of and from all governmental or regulatory officials





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and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus, except where the failure to have such Approval would not have a Material Adverse Effect; the Company is and has been doing business in compliance with all such Approvals and all federal, state and local laws, rules and regulations, except where the failure to comply would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any Approval. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                  (g) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein. The Company is not a party to or bound by any instrument, agreement or other arrangement, including, but not limited to, any voting trust agreement, stockholders' agreement or other agreement or instrument, affecting the securities or rights or obligations of securityholders of the Company or providing for any of them to issue, sell, transfer or acquire any capital stock, rights, warrants, options or other securities of the Company, except for this Agreement, the Warrant Agreement, the Licensing and Distribution Agreement dated May 18, 1998, between the Company and Warner Bros. Publications U.S. Inc., as amended, and as described in the Registration Statement. The Securities and all other securities issued or issuable pursuant to existing plans, agreements or arrangements relating to the issuance of securities or currently outstanding options, warrants, rights or other securities of the Company by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been offered and sold by the Company in compliance with or pursuant to an exemption from registration under the Securities Act and applicable state securities law, have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any securityholders of the Company or similar contractual rights granted by the Company. The Underwritten Securities have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable. The Warrants have been duly authorized and when issued, paid for and delivered in the manner contemplated by the Warrant Agreement, will be validly issued and outstanding obligations of the Company entitled to the benefits of the Warrant Agreement. The Warrant Shares issuable upon exercise of the Warrants will, assuming payment therefore as set forth in the Warrant Agreement, upon such issuance be duly authorized, validly issued, fully paid and non-assessable, and the Company has duly authorized and reserved for issuance of the Warrant Shares. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder of the Company, all corporate action required to be taken for the authorization, issue and sale of the Securities and, in the case of Warrant Shares, reservation, has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms of this Agreement of the Underwritten Securities to be sold by the Company hereunder, the





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Underwriters will acquire good and marketable title to the Underwritten
Securities free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever (collectively, the "Liens"), except for Liens created or permitted to exist by an Underwriter. Upon the issuance and delivery pursuant to the terms of the Warrant Agreement, of the Warrants to be sold by the Company thereunder, the Representative will acquire good and marketable title to the Warrants free and clear of any Liens, except for Liens created or permitted to exist by the Representative.

                  (h) The financial statements, including the related notes and schedules of the Company, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present in accordance with generally accepted accounting principles the financial position, income, changes in cash flow, changes in stockholder's equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply and the as adjusted financial information included in the Registration Statement, the Preliminary Prospectus and the Prospectus presents fairly on a basis consistent with that of the audited financial statements included therein, what the Company's as adjusted capitalization would have been for the respective periods and as of the respective dates to which they apply after giving effect to the adjustments described therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. Except as disclosed in the Prospectus, there has been no adverse change or development involving an adverse change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business or results of operations of the Company taken as a whole, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the business of the Company conforms in all material respects to the descriptions thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus. Financial information set forth in the Preliminary Prospectus and Prospectus under the headings "Summary Financial Information," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly presents, in all respects, on the basis stated in the Preliminary Prospectus and Prospectus, the information set forth therein and has been derived from or compiled on a basis consistent with that of the audited financial statements included in the Preliminary Prospectus and Prospectus.

                  (i) The Company (i) has timely filed all federal, state, local and foreign tax returns that it is required to file through the date hereof or has timely requested extensions thereof, other than those filings being contested in good faith, and has timely paid all federal, state, local and foreign taxes shown to be due on such returns for which it is liable and has timely furnished all information returns it is required to furnish; (ii) has established adequate reserves for such taxes which are not due and payable or which are being contested in good faith; and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

                  (j) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase from the Company of the Underwritten Securities by the Underwriters, (iii) the purchase from the Company of the Warrants by the Representative, (iv) the consummation by





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the Company of any of its obligations under this Agreement or the Warrant
Agreement or (v) resales of the Underwritten Securities in connection with the distribution contemplated hereby.

                  (k) The Company maintains with insurers of recognized financial responsibility insurance policies and surety bonds, including, but not limited to, general liability and property insurance, which insures the Company and its employees, against such losses and, to the best knowledge of the Company, risks generally insured against by comparable businesses in amounts which are prudent and customary in its business. The Company has not (i) failed to give notice or present any insurance claim with respect to any matter, including, but not limited to, the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner; (ii) had any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder; or
(iii) failed to comply with all conditions contained in such insurance policies and surety bonds wherein such failure or dispute would have a Material Adverse Effect. To the best knowledge of the Company, there are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

                  (l) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the Company's best knowledge, threatened against (or circumstances that may give rise to the same), or involving the Company, its properties or its business which (i) questions the validity of the capital stock of the Company, this Agreement, the Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Warrant Agreement; (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately and completely summarized in all respects); or (iii) except as disclosed in the Prospectus, might reasonably be expected to have a Material Adverse Effect.

                  (m) The Company has full legal right, corporate power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement and the Warrant Agreement and to consummate the transactions provided for in such agreements. This Agreement has been duly and properly authorized, executed and delivered by the Company. This Agreement constitutes, and when the Company has duly executed and delivered the Warrant Agreement (assuming the due execution and delivery thereof by the Representative), the Warrant Agreement will constitute a legal, valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally; (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws; and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought. None of the Company's issue and sale of the Securities, execution or delivery of this Agreement or the Warrant Agreement, its performance hereunder and thereunder, its





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consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, any Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any Lien upon any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the certificate of incorporation or by-laws of the Company; (ii) any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or is or may be bound or to which its properties or assets (tangible or intangible) is or may be subject, or any indebtedness; or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties, in each case, except, in the case of clauses (ii) and (iii) such conflicts, breaches, violations, defaults, creations or impositions which do not and would not have a Material Adverse Effect.

                  (n) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for performance by the Company of this Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby, except such as (i) have been obtained or (ii) may be required under state securities or blue sky laws or the Rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the Underwriters' purchase and distribution of the Underwritten Securities and the Representative's purchase of the Warrants or with respect to listing of the Underwritten Securities or Warrant Shares on the Nasdaq SmallCap Market and the Pacific Stock Exchange.

                  (o) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which the Company may be currently bound or to which the Company's assets, properties or businesses may be subject are in full force and effect, have been executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Securities Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                  (p) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; (ii) entered into any transaction other than in the ordinary course of business; or (iii) declared or paid any dividend or made any other distribution on or with respect to its capital stock of any class, and there has not been any





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change in the capital stock, or any change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, prospects, stockholders' equity or results of operations of the Company.

                  (q) The Company is not in violation of its certificate of incorporation or its by-laws, and except as disclosed in the Prospectus, to the Company's knowledge, no default exists, and no event has occurred which with notice or lapse of time or both, would constitute a default in the due performance and observance of any material term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is or may be bound or which may affect the property (tangible or intangible) of the Company.

                  (r) The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company, by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against either the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against or involving the Company or any predecessor entity, and none has ever occurred. To the Company's knowledge, no representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. To the Company's knowledge, no grievance or arbitration proceeding is pending or threatened under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or, is imminent.

                  (s) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could reasonably be expected to have a Material Adverse Effect. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with





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Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

                  (t) Neither the Company nor any of its employees, directors, stockholders, partners or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing, has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

                  (u) The Company owns or has sufficient right to use, free and clear of all Liens, all patents, trademarks, service marks, trade secrets, trade names and copyrights, technology and licenses and rights used in the conduct of its business as now conducted or proposed to be conducted without infringement upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and, except as set forth in each of the Preliminary Prospectus and the Prospectus, is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                  (v) The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all its intellectual property in all material aspects.

                  (w) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in each Preliminary Prospectus and the Prospectus, as owned or leased by it free and clear of all Liens, other than those referred to in each Preliminary Prospectus and the Prospectus and Liens for taxes not yet due and payable.

                  (x) Ernst & Young LLP, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants of the Company as required by the Securities Act and the Rules and Regulations.

                  (y) The Company has caused to be duly executed and delivered agreements, in such form as the Company and Underwriters have heretofore mutually agreed (collectively, the "Lock-up Agreements"), pursuant to which each of the Company's officers, directors, stockholders and persons holding options, warrants, rights or other securities of the Company has agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of 24 months following date hereof without the prior written consent of the Representative.





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                  (z) Except: (i) for payments in the aggregate amount of
$35,000 which have been made by the Company to Representative prior to the date hereof in connection with investment banking advisory services rendered by the Representative and (ii) as set forth in the Prospectus and herein, there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation. Except as contemplated hereby, since the inception of the Company, no compensation has been paid to or on behalf of any member of the NASD, or any affiliate or employee thereof, in connection with any offering by the Company of the Company's securities.

                  (aa) The Underwritten Securities and Warrant Shares have been approved for trading, subject to official notice of issuance, on the Nasdaq SmallCap Market, and the Company has received no notice of any delisting procedures.

                  (bb) Neither the Company, nor any of its respective officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign); (ii) if not given in the past, might have had a Material Adverse Effect; or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to enable the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                  (cc) Except as set forth in each Preliminary Prospectus and the Prospectus, no officer, director, stockholder or partner of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services; or
(ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in each Preliminary Prospectus and the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director or stockholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

                  (dd) Any certificate signed by the President, any Vice President or the Secretary of the Company, and delivered to the Representative or Kelley Drye & Warren LLP (to the "Underwriters' Counsel") shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (ee) The minute books of the Company have been made available to the Representative and the Underwriters' Counsel, contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all respects.

                  (ff) Except and to the extent described in each Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Securities Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

                  (gg) Except as described in the Prospectus, the Company is not aware of any bankruptcy, labor disturbance or other event affecting any of its trademark licensees, principal suppliers or customers which is reasonably likely to have a Material Adverse Effect.

                  (hh) The Company has not been notified nor is otherwise aware that it is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law ("Environmental Laws"). To the Company's knowledge, the Company is in compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended; (iii) any petroleum or petroleum product; (iv) any polychlorinated biphenyl; and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Laws. To the Company's knowledge, no disposal, release or discharge of Hazardous Material has occurred on, in, at or about any of the facilities or properties of the Company, except for those instances which are in compliance with Environmental Laws or in the aggregate would not have a Material Adverse Effect. Except as described in the Prospectus, to the Company's knowledge: (i) there has been no storage, disposal, generation, transportation, handling or treatment of Hazardous Material by the Company (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action which has not been taken, under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for such violations and failures to take remedial action which would not result in, singularly or in the aggregate, a Material Adverse Effect; and (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property by the Company of any Hazardous Materials, except for such spills, discharges, leaks, emissions, injections, escapes, dumping or releases which are in compliance with Environmental Laws or would not result in, singularly or in the aggregate, a Material Adverse Effect.

                  (ii) The Company is not an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (jj) None of the proceeds of the sale of the Underwritten Securities or Warrants will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Underwritten Securities or Warrants to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board.

                  (kk) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

         2.       Purchase by the Underwriters; Delivery and Payment.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a price of $_________ per share, that proportion of the number of Firm Securities set forth in Schedule I opposite the name of such Underwriter bears to the total number of Firm Securities, subject to such adjustment as to eliminate any sales or purchases of fractional shares, plus any additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 of this Agreement.

                  (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of an additional 180,000 shares of Common Stock at a price of $______ per share. The option granted hereby will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations (or if such 30th day shall be a Saturday, Sunday or holiday, on the next business day thereafter when the Nasdaq SmallCap Market is open for trading), and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice in writing or by telephone (confirmed in writing) by the Representative to the Company setting forth the number of Option Securities as to which the Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the Underwriters and subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in
Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the to eliminate any sales or purchases of fractional shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be earlier than two nor later than five full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Representative, 575 Lexington Avenue, New York, New York, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on August __, 1999 or at such other time and date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and Option Securities, if any, shall be made to the Representative against payment by or on behalf of the Underwriters, severally and not jointly, of the purchase price for the Firm Securities and the Option Securities, if any, by wire transfer, certified or official bank check or checks drawn upon or by a New York Clearing House Bank and payable in same-day funds to the order of the Company, such payment to be net of all amounts owed to the Underwriters and Representative under the terms of this Agreement upon such date of payment including the underwriting discount, net non-accountable expenses and additional amounts owed under Section 5 of this Agreement and such other amounts as the Company and Underwriters may agree. Certificates for the Underwritten Securities shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Representative may request in writing at least 48 hours prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Underwritten Securities shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging at least 24 hours prior to Closing Date or the relevant Option Closing Date, as the case may be. Notwithstanding the foregoing, the Underwritten Securities may be delivered via electronic transfer by the Depository Trust Company or an affiliate thereof.


                  (d) On the Closing Date, the Company shall issue and sell to the Representative, and at the direction of the Representative, to any co-managing underwriter or to bona fide officers of the Representative or member of the underwriting group with respect to the Offering, Warrants to purchase an aggregate of 120,000 shares of Common Stock at a purchase price of $.001 per warrant. The Warrants shall be exercisable for a period of three years commencing two year from the date hereof at a price equal to 134% of the initial public offering price of the Underwritten Securities. The Warrant Agreement and form of Warrant shall be substantially in the form filed as Exhibit 1.2 to the Registration Statement. Payment for the Warrants shall be made by the Representative to or upon the order of the Company on the Closing Date.

         3. Public Offering of the Underwritten Securities. As soon after the effective time of the Registration Statement as the Representative deems advisable, the Underwriters shall make a public offering of the Underwritten Securities (other than to residents of any jurisdiction in which the qualification of the Underwritten Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after the distribution of the Underwritten Securities has been completed to such extent as the Representative in its sole discretion deems advisable. The Representative may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

         4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriters as follows:

                  (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Securities Act or Exchange Act during any time that a prospectus relating to the securities is required to be delivered under the Securities Act of which the Representative and Underwriters' Counsel shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing, or to which the Representative shall have reasonably objected or which is not in compliance with the Securities Act, the Exchange Act or the Rules and Regulations.

                  (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective and, if the provisions of Rule 430A promulgated under the Securities Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any stop or suspension order and if the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the

Company will make every effort to obtain promptly the lifting or withdrawal of such order or suspension.

                  (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) on or before the date it is required to be filed under the Securities Act and the Rules and Regulations.

                  (d) The Company shall, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, arrange for the qualification of the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be reasonably necessary to complete the distribution contemplated hereby and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation, subject itself to taxation or file a general consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                  (e) During the time when a Prospectus is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Securities Act that corrects such statement or omission or effects such compliance, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to, or at the direction of, the Representative copies of such amendment or supplement as soon as available and in such quantities as the Representative may request.

                  (f) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the first day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year) the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Securities Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Securities Act.

                  (g) During the three-year period commencing on the date hereof, the Company will furnish to its stockholders (i) as soon as practicable, but in any event not later than 120 days after the last day of each annual fiscal period, its audited statements of income, stockholders' equity and cash flows for such period and its audited balance sheet as of the end of such period as to which the Company's independent accountants have rendered an opinion; and
(ii) as soon as practicable, but in any event not later than 45 days after each of the first three quarterly fiscal periods, its unaudited statements of income, stockholders' equity and cash flows, for such period and its unaudited balance sheet as of the end of such period. In addition, during the three-year period commencing on the date hereof, the Company will deliver to the Representative:

                           i. concurrently with furnishing such quarterly reports to its stockholders, summary financial information of the Company, together with a letter from the Company's President or Chief Executive Officer, for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                           ii. concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company at the end of the preceding fiscal year, together with statements of income, stockholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of the Company's independent certified public accountants;

                           iii. as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                           iv. as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                           v. within a reasonable amount of time prior to its release, every press release and every material news item or article of interest to the financial community with respect to the Company or its affairs which was released or prepared by or on behalf of the Company; and

                           vi. any additional information of a public nature concerning the Company (and any future subsidiaries) or its businesses which the Representative may reasonably request.

         During such three-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the

Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

                  (i) The Company will furnish to the Representative or on the Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may request.

                  (j) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true copies of the Lock-up Agreements duly executed and delivered by each of the Company's officers, directors, stockholders and persons holding warrants, options, rights or other securities of the Company. For a period of 24 months following the effective date of the Registration Statement, without the prior written consent of the Representative, the Company shall not, directly or indirectly, issue, offer to sell, sell, grant any option for the purchase or sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any securities of the Company, including shares of capital stock of the Company, or securities or other rights convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of capital stock of the Company (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein except for (i) shares of Common Stock issued pursuant to this Agreement, (ii) the Warrants and (iii) the Warrant Shares, provided, however, that the grant of options during the lock-up period shall be conditioned upon receipt from the person to whom such options have been granted of a duly executed Lock-up Agreement. For a period of three years after the effective date of the Registration Statement, the Company shall give Coleman written notice at least five business days, or as soon as practicable, prior to any sales of the Company's securities to take place pursuant to Rule 144 of the Rules and Regulations. Notwithstanding anything to the contrary in this Agreement, for a period of 24 months following the effective date of the Registration Statement, the Company will not file any Registration Statement relating to any securities of the Company, without the prior consent of the Representative.

                  (k) Neither the Company, nor any of its officers, directors, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                  (l) The Company shall apply the net proceeds from the sale of the Shares in substantially the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company. In addition, pending ultimate application, the Company shall invest all unused proceeds in short and medium term interest-bearing securities guaranteed by the U.S. Government or its agencies.

                  (m) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Securities Act, the Exchange Act and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Securities Act, the Exchange Act, and the Rules and Regulations.

                  (n) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than 30 days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 6(j) hereof.

                  (o) The Company shall use its best efforts to cause the Common Stock to be traded on the Nasdaq SmallCap Market and for a period of five years from the date hereof, use its best efforts to maintain the Nasdaq SmallCap Market listing of the Common Stock to the extent outstanding.

                  (p) For a period of two years from the Closing Date, the Company shall cause to be furnished to the Representative directly from the Company's transfer agent, at the Company's sole expense, daily consolidated transfer sheets relating to the Common Stock.

                  (q) Within 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation descriptions and to continue such inclusion for a period of not less than five years from the effective date of the Registration Statement.

                  (r) Except as contemplated by the Warrant Agreement, the Company hereby agrees that it will not for a period of 24 months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right at an exercise price that is less than the greater of the initial public offering price of the Shares set forth herein and the fair market value on the date of grant or sale except for 80,000 shares of Common Stock issuable upon exercise of stock options granted pursuant to the Company's 1996 Stock Option Plan as of the effective date of the Registration Statement which have an exercise price below the initial public offering price; (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed 303,526 shares; (iii) the payment for such securities with any form of consideration other than cash; or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.

                  (s) Until the completion of the distribution of the Underwritten Securities, if any, the Company shall not without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                  (t) For a period equal to the lesser of (i) seven years from the date hereof, and (ii) the sale to the public of the Warrant Shares, the Company will not take any action or actions which may prevent or disqualify the use by the Company of Form S-1, Form SB-2 or Form S-3 (or other appropriate form) for the registration under the Securities Act of the Warrant Shares.

                  (u) For a period of three years following the Closing Date, the Company will permit a designee of Coleman (which Coleman hereby currently designates as Stanley L. Bartels) to observe meetings of the Company's board of directors and shall provide to such designee, at the same time provided to the members of the Company's board of directors, all notices, minutes, documents, information and other materials generally provided to the members of the Company's board of directors. The Company will reimburse the designee directly for reasonable out-of-pocket expenses incurred in attending board meetings, including, but not limited to, expenses for food, transportation and lodging, and shall pay that designee the greater of (i) $1,500 per meeting attended or
(ii) the same cash attendance fee the Company pays to its outside directors. During such three-year period, the Company will hold no less than four formal and "in person" meetings of its board of directors each year.

                  (v) Prior to the 90th day after the Closing Date, the Company will provide the Representative and its designees with five sets of bound volumes of the transaction documents relating to the Offering, in form and substance reasonably satisfactory to the Representative.

                  (w) For a period of 12 months subsequent to the Closing Date, the Company will retain the Representative in an investment banking advisory capacity and the Company will pay the Representative as consideration for such advisory services a one-time fee of $36,000 due at the Closing Date.

                  (x) Prior to the Closing Date, the Company will deliver to the Representative a reasonably detailed budget covering the period from the Closing Date to the end of the Company's first fiscal year following the Closing Date. In addition, during each of the next two succeeding fiscal years, the Company will provide to the Representative, not more than 45 days after the beginning of such fiscal year, a reasonably detailed budget covering such fiscal year. For each budget period, the Company will also provide to the Representative financial statements prepared in sufficient detail so as to allow comparison to the budgets.

         5.       Payment of Expenses.

                  (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in clause (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Warrant

Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, the Underwriters' Powers of Attorney and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Representative and such dealers as the Representative may request; (iii) the printing, engraving, issuance and delivery of the Securities, including, but not limited to, (A) the purchase from the Company of the Underwritten Securities by the Underwriters, (B) the purchase from the Company of the Warrants by the Representative, (C) the consummation by the Company of any of its obligations under this Agreement and the Warrant Agreement and (D) the resale of the Underwritten Securities by the Underwriters in connection with the distribution contemplated hereby; (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum" and the "Supplemental Blue Sky Memorandum," and fees and disbursements of counsel incurred in connection therewith, which fees of counsel shall not exceed $30,000; (v) advertising costs and expenses, including, but not limited to, costs and expenses in connection with the "road show," information meetings and presentations (including travel and hotel expenses of the Representative), up to six copies of bound volumes, prospectus memorabilia and expenses relating to "tomb-stone" advertisements which expenses shall not exceed $12,000; (vi) costs and expenses in connection with due diligence investigations, including, but not limited to, the reasonable fees of any independent counsel or consultant retained; (vii) fees and expenses of the transfer agent and registrar; (viii) the fees payable to the Commission and the NASD; and (x) the fees and expenses incurred in connection with the inclusion of the Underwritten Securities and Warrant Shares on the Nasdaq SmallCap Market, any other over-the-counter market or any exchange.

                  (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) or Section 12, the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(c) hereof, provided, however, that the maximum reimbursement for which the Company shall be liable pursuant to this Section 5(b) shall not exceed $120,000, and provided, further, that if the Agreement is terminated in accordance to Section 10(a)(v) due to the outbreak of hostilities between the United States and any foreign power (or in the case of any ongoing hostilities, a material escalation thereof) or an outbreak of any other insurrection or armed conflict involving the United States, the Company shall reimburse and indemnify the Representative for an amount equal to 50% of the Representative's actual out-of-pocket expenses subject to the maximum reimbursement of $120,000.

                  (c) The Company further agrees that, in addition to the expenses payable pursuant to Section 5(a), it will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the

Offering, a non-accountable expense allowance equal to 2% of the gross proceeds received by the Company from the sale of the Firm Securities, $35,000 of which has been paid to date. In the event the Underwriters elect to exercise the over-allotment option described in Section 2(b) hereof, the Company further agrees to pay to the Representative, on each Option Closing Date, by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the Offering, a non-accountable expense allowance equal to 2% of the gross proceeds received by the Company from the sale of the Option Securities on such Option Closing Date.

                  (d) The Company warrants, represents and agrees that all payments and reimbursements due pursuant to this Section 5 will be promptly and fully made. If the Company shall fail to promptly and fully pay all amounts due pursuant to this Section 5, the Company shall be liable to the Representative for all attorneys' fees and costs incurred in connection with the collection of such amounts.

         6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date hereof or such later date and time as shall be approved in writing by the Representative, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                  (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No order suspending the sale of the Securities in any jurisdiction shall have been issued on either the Closing Date or the relevant Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall, to the knowledge of the Representative, be threatened.

                  (c) On or prior to the Closing Date, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Underwritten Securities, Warrants, Warrant Shares, the Registration Statement, the Prospectus and other related matters as the Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (d) At Closing Date, the Representative shall have received the opinion of The Otto Law Group, PLLC, counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                           i. the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware; (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing; and (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus, except where the failure to hold such authorizations, approvals, orders, licenses, certificates, franchises and permits would not cause a Material Adverse Effect; the Company is and has been doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company;

                           ii. the Company does not have any subsidiaries and does not own any interest in any corporation, partnership, joint venture, trust or other business entity;

                           iii. the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under the caption "Capitalization," and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform, or when issued and paid for, will conform in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The Securities to be sold by the Company hereunder and under the Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely by reason of being such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Warrants have been duly authorized and when validly issued, delivered and paid for in the manner contemplated by the Warrant Agreement will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement. The Warrant Shares will, upon exercise and payment therefor in accordance with the Warrant Agreement, be duly authorized, validly issued, fully paid and non-assessable, the Company has duly authorized and reserved the Warrant Shares for issuance upon exercise of the Warrants. Upon the issuance and delivery pursuant to this Agreement and the Warrant Agreement of the Underwritten Securities and Warrants, and assuming that the Underwriters are acquiring the Underwritten Securities and the Representative is acquiring the Warrants in good faith without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York), the Underwriters, will acquire good and marketable title to the Underwritten Securities and the Representative will acquire good and marketable title to the Warrants, each free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters or the Representative in connection with (A) the issuance by the Company of the Underwritten Securities, (B) the purchase from the Company of the Underwritten Securities by the Underwriters, (C) the purchase from the Company of the Warrants by the Representative, (D) the consummation by the Company of any of its obligations under this Agreement or the Warrant Agreement or (E) the resales of the Underwritten Securities in connection with the distribution contemplated hereby;

                           iv. the Registration Statement is effective under the Securities Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge after due inquiry, threatened or contemplated under the Securities Act;

                           v. each of any Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                           vi. to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Securities Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies;
         (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown by Form SB-2;
         (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or this Agreement and the Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus that is not described as required; and (E) except as disclosed in the Prospectus, there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the condition, financial or otherwise, earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company;

                           vii. the Company has all necessary, corporate power and authority to enter into each of this Agreement and the Warrant Agreement and to consummate the transactions provided for herein and therein; and each of this Agreement and the Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Warrant Agreement, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act, as to which no opinion need be expressed; and none of the Company's execution or delivery of this Agreement and the Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its businesses as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company, except as disclosed in the Prospectus, pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company; (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be currently bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness; or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties except with respect to clauses (B) or (C) for conflicts, breaches, violations, defaults, creations or impositions which do not and would not have a material adverse effect on the condition, financial or otherwise, prospects, stockholders' equity, value, operations, properties, business or results of operation of the Company;

                           viii. no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws or Rules of the NASD, as to which no opinion need be rendered) is required in connection with the issuance of the Underwritten Securities, the issuance of the Warrants and the Warrant Shares, and the Registration Statement, the performance of this Agreement and the Warrant Agreement, and the transactions contemplated hereby and thereby (except consents, approvals, authorizations or orders, and filings which have been properly made or obtained);

                           ix. the properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to (in all material respects), or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

                           x. the Company is not in breach of, or in default under, any term or provision of any material license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected, the effect of which could materially and adversely affect the condition, financial or otherwise, earnings, prospects, stockholders' equity, value, operations, properties, business or results of operation of the Company; the Company is not in violation of any term or provision of its certificate of incorporation, or by-laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

                           xi. the statements in the Prospectus under "Business," "Management," "Certain Transactions," "Principal Shareholders" and "Description of Securities," have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                           xii. the Underwritten Securities and Warrant Shares have been accepted for quotation, subject to official notice of issuance, on the Nasdaq SmallCap Market;

                           xiii. to the best of such counsel's knowledge after due inquiry, the persons listed under the caption "Principal Shareholders" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                           xiv. to the best of such counsel's knowledge after due inquiry, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                           xv. neither the execution and delivery by the Company of, nor the performance of its obligations under this Agreement and the Warrant Agreement nor the sale, issuance, execution or delivery by the Company of the Underwritten Securities or Warrants will violate Regulation G, T, U or X of the Federal Reserve Board; and

                           xvi. the Company is not an "investment company," a company controlled by, under common control with, or controlling an "investment company" or a "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted and to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon.

         Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing, no facts have come to the attention of such counsel which has lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus or excluded therefrom).

         At each Option Closing Date, if any, the Representative shall have received the favorable opinion of The Otto Law Group, PLLC, counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of Option Closing Date the statements made by The Otto Law Group, PLLC, in its opinion delivered on the Closing Date.

                  (e) At Closing Date, the Representative shall have received the opinion of _______________________, patent and trademark counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                  i. any patents, trademarks, and patent or trademark searches conducted with respect to any patent and/or trademark applications of the Company are identified in such opinion;

                  ii. the descriptions in the Registration Statement with respect to the status of such patents, trademarks and patent or trademark applications are accurate;

                  iii. the Company owns the entire right, title and interest in and to such patents, trademarks and patent or trademark applications as described in the Prospectus and has not received any notice of conflict with the asserted rights of others in respect thereof; and


                  iv. the statements in the Prospectus under the captions "Prospectus Summary," "Risk Factors - We depend upon our intellectual property rights, which are subject to infringement by others," "Risk Factors -- Our rights to our domain names are subject to regulatory change," "Risk Factors -- We may face intellectual property infringement and other claims in connection with the use of our technology," "Risk Factors -- Asserting our intellectual property rights may subject us to litigation" and

"Business - Intellectual Property" relating to such patents, trademarks and patent or trademark applications, are true and correct.

         At each Option Closing Date, if any, the Representative shall have received the favorable opinion of _______________________, patent and trademark counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of Option Closing Date the statements made by ________________________ in its opinion delivered on the Closing Date.

                  (f) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require and have requested reasonably in advance for the purpose of enabling them to review or pass upon the matters referred to in Section 6(c), or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

                  (g) On and as of the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective material adverse change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any material outstanding indebtedness of the Company; (iv) the Company shall not have issued any securities (other than the Underwritten Securities and Warrants) or declared or paid any dividend or made any distribution with respect to its capital stock of any class and there has not been any change in the capital stock or any change in the debt (long or short term), except in the ordinary course of business, or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the condition, financial or otherwise, results of operations, business or prospects of the Company, except as set forth in the Registration Statement and Prospectus; and
(vii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission or any state regulatory authority.

                  (h) At each of the Closing Date and each Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such person has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                           i. The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                           ii. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, after due inquiry are contemplated or threatened under the Securities Act;

                           iii. The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           iv. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus through the Closing Date or the Option Closing Date, as the case may be: (a) the Company has not incurred other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, except as disclosed in the Prospectus; (b) the Company has not paid or declared any dividends or other distributions on its capital stock, except as disclosed in the Prospectus; (c) the Company has not entered into any transactions not in the ordinary course of business, except as disclosed in the Prospectus; (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (e) the Company has not sustained any loss or damage to its property or assets, whether or not insured; (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this subsection
(h) are to such documents as amended and supplemented at the date of such certificate.

                  (i) On or prior to the date hereof, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

                  (j) At the time this Agreement is executed, the Representative shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Representative and Underwriters' Counsel, from Ernst & Young LLP:

                           i. confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations;

                           ii. stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations thereunder and that the Underwriters may rely upon the opinion of Ernst & Young LLP with respect to the financial statements and supporting schedules included in the Registration Statement;

                           iii. stating that, on the basis of procedures which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of meetings and actions of the stockholders, the board of directors and the Audit Committee of the board of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company; or (B) at a specified date not more than five days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders' equity or net current assets or net assets of the Company as compared with amounts shown in the January 31, 1999 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease; and (C) during the period from September 30, 1998 to a specified date not more than five days prior to the date of delivery of such letter, there was any decrease in gross revenue, gross profit, operating income, net income or net income per share of the Company, in each case as compared with the corresponding period beginning October 1, 1997 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                           iv. setting forth, at a date not later than five days prior to the date of delivery of such letter, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks);

                           v. stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth (in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel), with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                           vi. stating that they have never brought to the attention of any of the Company's management any "weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls; and

                           vii. statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

                  (k) At Closing Date and each Option Closing Date, if any, the Representative shall have received from Ernst & Young LLP, a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to
Section 6(i) hereof, except that the specified date referred to shall be a date not more than five days prior to Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of Section 6(i) with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

                  (l) On each of the Closing Date and Option Closing Date, if any, there shall have been duly tendered to, or at the direction of, the Representative the appropriate number of Underwritten Securities.

                  (m) No order suspending the sale of the Securities in any jurisdiction designated by the Representative shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

                  (n) On or before the Closing Date, the Company shall have executed and delivered to the Representative, (i) the Warrant Agreement substantially in the form filed as Exhibit 1.2 to the Registration Statement in final form and substance satisfactory to the Representative, and (ii) the Warrants in such denominations and to such designees as shall have been provided by the Representative to the Company.

                  (o) On or before Closing Date, the Underwritten Securities and Warrant Shares shall have been duly approved for quotation on the Nasdaq Small Cap Market, subject to official notice of issuance.

                  (p) On or before Closing Date, there shall have been delivered to the Representative, Lock-up Agreements from each of the Company's directors, officers, stockholders, and persons holding warrants, options, rights or other securities of the Company, in form and substance satisfactory to Underwriters' Counsel.

                  (q) Trading in the Common Stock shall not have been suspended by the Nasdaq SmallCap Market at any time after the date hereof.

                  (r) Prior to the Closing Date, the Representative shall have received from the Company a reasonably detailed budget covering the period from the Closing Date to the end of the Company's first fiscal year following the Closing Date together with financial statements of the Company prepared in sufficient detail so as to allow comparison to the budget.

                  (s) All relevant terms, conditions and circumstances relating to the Offering shall be reasonably satisfactory to the Representative.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representative.

         If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         7.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7, "Underwriters" shall include the officers, directors, partners and employees of each of the Underwriters, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation with respect thereto), whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any action, suit, proceeding or litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which any Underwriter or any such controlling person may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any other securities exchange; or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Preliminary Prospectus and Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with the Underwriters' Information and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus or the Prospectus, the indemnification provided for herein shall not apply to any loss, liability, claim, damage or expense to the extent the same results from the sale of Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, or in the case of an untrue statement or omission or alleged untrue statement or omission in the Prospectus, a copy of the amended Prospectus or supplement thereto, if the Company has previously furnished sufficient copies thereof, based upon the number of copies requested by the Underwriters, to the Underwriters a reasonable time in advance and the claim, damage or expense of such person results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in a Preliminary Prospectus or Prospectus that was corrected in the Prospectus or amendment or supplement thereto.

                  The indemnity agreement in this Section 7(a) shall be in addition to any liability which the Company may have at common law or otherwise.

                  (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other person, if any, who controls the Company within the meaning of the Securities Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with the Underwriters' Information.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim with respect thereto is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from: (i) any liability which it may have under this Section 7(a) or (b) hereof unless and to the extent that it has been prejudiced in any material respect by such failure or from the forfeiture of substantial rights and defenses or (ii) any liability which it may have otherwise). In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation with respect thereto) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities; or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by of the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation with respect thereto) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, suit, proceeding or litigation. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this Section 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party with respect to which a claim for contribution may be made against another party or parties under this Section 7(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this
Section 7(d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company, as the case may be, and the respective indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Underwritten Securities to the Underwriters and Warrants to the Representative.

         9.       Effective Date. This Agreement shall become effective at
10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Underwritten Securities for the sale to the public; provided, however, that the provisions of this Section 9 and Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such shares for offering or the release by the Underwriters for publication of the first newspaper advertisement which is subsequently published relating to the Underwritten Securities.

         10.      Termination.

                  (a) This agreement may be terminated with respect to the Firm Securities or Option Securities, if any, in the sole discretion of the Representative by notice to the Company given prior to the Closing Date or the relevant Option Closing Date, respectively, in the event that all obligations set forth in Section 6 have not been performed or satisfied or the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or if at or prior to the Closing Date or such Option Closing Date, respectively:

                           i. the Company sustains a loss by reason of explosion, fire, flood, accident or other calamity, which, in the reasonable opinion of the Representative, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company regardless of whether such loss shall have been insured; there shall have been a Material Adverse Effect, or any development involving a prospective Material Adverse Effect (including, without limitation, a change in management or control of the Company), in the business, operations, condition, financial or otherwise, earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto); or Mr. Marlin Eller shall have suffered any injury or disability of a nature that could materially adversely affect his ability to function as President and Chief Executive Officer of the Company for more than six months;

                           ii. any material action, suit or proceeding shall be threatened, instituted or pending, at law or in equity, against the Company or any of its directors or executive officers, by any person or by any federal, state or other governmental or regulatory commission, board or agency;

                           iii. trading in the Common Stock shall have been suspended by the Commission or the NASD or trading in securities generally on the New York Stock Exchange, American Stock Exchange or the over-the-counter market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or quotation system;

                           iv. a moratorium on banking activities shall have been declared by New York or United States authorities; or

                           v. there shall have been (A) an outbreak of hostilities between the United States and any foreign power (or, in the case of any ongoing hostilities, a material escalation thereof); (B) an outbreak of any other insurrection or armed conflict involving the United States; or (C) any other calamity or crisis or material change in financial, political or economic conditions, having an effect on the financial markets that, in any case referred to in this clause (v), any of which of the above events or aberrational market-related events, in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Securities as contemplated by the Registration Statement, as amended, as of the date hereof.

                  (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) or Section 12, or if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6, Section 10(a) or Section 12), the Company shall promptly reimburse and indemnify the Representative for all of its out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or
Section 12 hereof) to purchase the Underwritten Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 48 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 48-hour period, then:

                           i. if the number of Defaulted Securities does not
                  exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                           ii. if the number of Defaulted Securities exceeds 10%
                  of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability with respect to any default by such Underwriter under this Agreement.

                  In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Representative may at their option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5,

Section 7 and Section 10 hereof. No action taken pursuant to this Section 12 shall relieve the Company from liability, if any, with respect to such default.

         13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to them at Coleman and Company Securities, Inc., 575 Lexington Avenue, 14th Floor, New York, New York 10022, Attention: Stanley L. Bartels, with a copy to Kelley Drye & Warren LLP, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, Attention: M. Ridgway Barker, Esq. Notices to the Company shall be directed to the Company at 223 Taylor Avenue North, Suite 200, Seattle, Washington 98109-5017, Attention: Chief Executive Officer, with a copy to The Otto Law Group, PLLC, 4553 52nd Avenue N.E., Seattle, Washington 98105,
Attention: David M. Otto, Esq.

         14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or with respect to or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         17. Entire Agreement; Amendments. This Agreement and the Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representative and the Company.

         If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.



                                       Very truly yours,

                                       SUNHAWK.COM CORPORATION



                                       By:_____________________________________
                                       Name:
                                       Title:


Confirmed and accepted as of
the date first above written.

COLEMAN AND COMPANY SECURITIES, INC.
As Representative of the Several Underwriters named in Schedule I hereto



By:____________________________________________
Name:   Stanley L. Bartels
Title:  Executive Vice President

                                   SCHEDULE I




                                                                  Number of Firm
                                                                  Securities to
Name of Underwriters                                              be Purchased
--------------------                                              --------------
Coleman and Company Securities, Inc.
Nolan Securities Corporation
Win Capital Corp.
         TOTAL .............................................         1,200,000
                                                                     =========